                                    EXHIBIT A

                            AGREEMENT OF JOINT FILING

        Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby agree that the attached Schedule 13D is filed on behalf of each of us.

Dated: January 7, 2002


                                 COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

                                 By: Columbia Capital Equity Partners III, L.P.
                                       its general partner

                                 By: Columbia Capital III, LLC
                                       its general partner

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CAPITAL EQUITY PARTNERS II (QP), L.P.

                                 By: Columbia Capital Equity Partners, LLC
                                       its general partner

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CARDINAL PARTNERS, LLC

                                 By: Columbia Capital, L.L.C.
                                     Managing Member

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA BROADSLATE PARTNERS, LLC

                                 By: Columbia Capital III, L.L.C.
                                     Managing Member

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer


                               Page 40 of 43 Pages

                                 COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

                                 By: Columbia Capital Equity Partners III, L.P.
                                       its general partner

                                 By: Columbia Capital III, LLC
                                       its general partner

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CAPITAL EQUITY PARTNERS III, L.P.

                                 By: Columbia Capital III, LLC
                                       its general partner

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CAPITAL III, LLC

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CAPITAL EQUITY PARTNERS, LLC

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer

                                 COLUMBIA CAPITAL, L.L.C.

                                 By: /s/ Donald A. Doering
                                     -------------------------------------------
                                 Name: Donald A. Doering
                                 Chief Financial Officer


                                 /s/ Harry F. Hopper, III
                                 -----------------------------------------------
                                 Harry F. Hopper, III

                                 /s/ R. Philip Herget, III
                                 -----------------------------------------------
                                 R. Philip Herget, III


                                 /s/ James B. Fleming
                                 -----------------------------------------------
                                 James B. Fleming


                               Page 41 of 43 Pages

                                 THE LAFAYETTE INVESTMENT FUND, L.P.

                                 By: Lafayette Investment Partners, L.P.,
                                       its sole general partner

                                 By: Lafayette Private Equities, Inc.,
                                       its sole general partner


                                     By: /s/ Robert Sussman
                                         ---------------------------------------
                                             Robert Sussman
                                             Vice President

                                 LAFAYETTE INVESTMENT PARTNERS, L.P.

                                 By: Lafayette Private Equities, Inc.,
                                       its sole general partner


                                      By: /s/ Robert Sussman
                                          --------------------------------------
                                              Robert Sussman
                                              Vice President

                                 LAFAYETTE PRIVATE EQUITIES, INC.


                                 By: /s/ Robert Sussman
                                     -------------------------------------------
                                         Robert Sussman
                                         Vice President

                                 CHARLES RIVER PARTNERSHIP X,
                                 A LIMITED PARTNERSHIP

                                 By: Charles River X GP, LLC
                                     General Partner


                                 By: /s/ Rick Burnes, Jr.
                                     -------------------------------------------
                                 Name: Rick Burnes, Jr.
                                 Title: General Partner


                                 CHARLES RIVER PARTNERSHIP X-A,
                                 A LIMITED PARTNERSHIP

                                 By: Charles River X GP, LLC,
                                     General Partner


                                 By: /s/ Rick Burnes, Jr.
                                     -------------------------------------------
                                 Name: Rick Burnes, Jr.
                                 Title: General Partner


                                 CHARLES RIVER FRIENDS X-B, LLC

                                 By: Charles River Friends, Inc.
                                     Manager

                                 By: /s/ Rick Burnes, Jr.
                                     -------------------------------------------
                                 Name: Rick Burnes, Jr.
                                 Title: General Partner

                               Page 42 of 43 Pages

                                CHARLES RIVER FRIENDS X-C, LLC

                                By: Charles River Friends, Inc.
                                    Manager

                                By: /s/ Rick Burnes, Jr.
                                    --------------------------------------------
                                Name: Rick Burnes, Jr.
                                Title: General Partner


                                CHARLES RIVER X GP, LLC

                                By: /s/ Rick Burnes, Jr.
                                    --------------------------------------------
                                Name: Rick Burnes, Jr.
                                Title: General Partner


                                CHARLES RIVER FRIENDS, INC.


                                By: /s/ Rick Burnes, Jr.
                                    --------------------------------------------
                                Name: Rick Burnes, Jr.
                                Title: General Partner


                                N.I.G. - BROADSLATE, LTD.


                                By: /s/ George Nasra
                                    --------------------------------------------
                                Name: George Nasra
                                Title:Managing Director


                                George Nasra
                                ------------------------------------------------
                                George Nasra



                               Page 43 of 43 Pages